UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004 (November 4, 2004)

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4601 DTC Boulevard, Suite 750 Denver, Colorado	80237-2571
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 4, 2004, Apollo Gold Corporation (the “Issuer”) completed a private placement of US$8,756,250 of principal amount Special Notes and US$1,745,000 of Special Warrants at US$0.75 per Special Warrant and entered into additional agreements which are described below.

Agency Agreement

In connection with the placement of the Special Notes and Special Warrants, the Issuer entered into an Agency Agreement with Regent Mercantile Bancorp, Inc. (“Bancorp”), on November 4, 2004 (the “Agency Agreement”). Pursuant to the Agency Agreement, Bancorp received a work fee equal to US$70,000 and an underwriting commission equal to 6.5% of the gross proceeds from the placement of the Special Notes and Special Warrant. In addition, Bancorp received a Compensation Option (the “Compensation Option”) convertible without additional consideration into Compensation Warrants (the “Compensation Warrants”) exercisable for 1,400,166 common shares of the Issuer at an exercise price of US$0.80 per share. The Agency Agreement contains an option, permitting Bancorp to sell up to an additional $3,743,750 in principal amount of Special Notes and up to an additional $2,755,000 in Special Warrants by December 8, 2004. Bancorp waived its rights to its option on November 5, 2004. Westminster Securities Corporation served as a placement agent, under the Agency Agreement, for the Special Notes and Special Warrants in the United States. The Agency Agreement contains certain covenants that, among other things, the Issuer will not sell or grant any securities of the Issuer, subject to certain exceptions, for a period of three-months without the prior consent of Bancorp. The foregoing description is qualified in its entirety by reference to the Agency Agreement attached to this Current Report on Form 8-K as Exhibit 1.1.

12% Series 2004-B Secured Convertible Debentures

On November 4, 2004, the Issuer entered into Subscription Agreements for Special Notes (the “Note Subscription Agreement”) pursuant to which the Issuer agreed to sell US$8,756,250 of Special Notes (the “Special Notes”). Each $1,000 principal amount of Special Notes is convertible, with no additional consideration, into $1,000 principal amount of the Issuer’s 12% Series 2004-B Secured Convertible Debentures, due November 4, 2007 (The “Series B Debentures”), and six hundred warrants exercisable for common shares of the Issuer at US$0.80 per share (the “Special Note Warrants”). The sale of the Special Notes closed on November 4, 2004.

The Special Notes are convertible at the election of the holder at any time prior to the earlier of (i) the fifth (5th) business day after receipt by the Issuer of a receipt from the Ontario Securities Commission in respect of a final prospectus qualifying the issuance of the Series B Debentures, Special Note Warrants and common shares to be received on conversion of the Series B Debentures and Special Note Warrants, or (2) November 4, 2005. If the holders of the Special Notes have not converted all of their Special Notes prior to the fifth (5th) business day after the earlier event described above, the Special Notes will automatically be converted into the Series B Debentures and the Special Note Warrants. Under the terms of the Note Subscription Agreement, the Issuer is required to make its best efforts to clear a short form prospectus covering the Series B Debentures, the Special Note Warrants and the underlying common shares to be issued on conversion with Canadian securities regulatory agencies within 45 days of the issuance date. In the event that the Issuer is unable to clear the short form prospectus with the Canadian securities regulatory agencies, the holders of Special Notes will be entitled to receive, upon conversion of each $1,000 in principal amount of Special Notes, $1,000 in principal amount Series B Debenture and a Special Note Warrant exercisable for 660 common shares of the Issuer at US$0.80 per share.

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The Series B Debentures are governed by a Trust Indenture (the “Trust Indenture”) between the Issuer, the Issuer’s wholly-owned subsidiary, Apollo Gold, Inc. (“Apollo Sub”) and The Canada Trust Company (the “Indenture Trustee”).

The terms of the Series B Debentures are summarized below:

•    Maturity: The Series B Debentures will mature on November 4, 2007.

•    Interest Payments: The Series B Debentures will accrue interest at the rate of 12% per annum and will be payable quarterly commencing on the last business day of the quarter in which the Series B Debentures are issued upon conversion of the Special Notes into Series B Debentures.

•    Conversion: The Series B Debentures are convertible into the Issuer’s common shares at the election of the holder at US$0.75 per common share at any time prior to the maturity or redemption of the Series B Debenture.

•      Redemption: The Series B Debentures are redeemable at a premium by the Issuer beginning on November 4, 2005.

•      Guaranty: The Issuer’s performance of its obligations under the Trust Indenture and the Series B Debentures are guaranteed by Apollo Sub, pursuant to a Guaranty in favor of the Indenture Trustee and holders of the Series B Debentures, given by Apollo Sub on November 4, 2004 (the “Guaranty”). The performance by Apollo Sub of its obligations under the Guaranty is secured by a first priority security interest in all of Apollo Sub’s assets, other than Apollo Sub’s interest in its, wholly owned subsidiary, Florida Canyon Mining, Inc., subordinated only to permitted encumbrances under the Security Agreement between Apollo Sub and the Indenture Trustee entered into on November 4, 2004 (the “Security Agreement”).

•    Ranking: The Series B Debentures are secured by a first priority security interest in all of the assets of the Issuer other than the Issuer’s interest in its Mexico subsidiary, MINERA SOL de ORO S.A. de C.V., and any and all assets related to the Issuer’s Black Fox Property located near Timmins, Ontario, Canada, subordinated only to permitted encumbrances under the Trust Indenture.

•    Covenants: The Trust Indenture contains certain covenants that, among other things, limit the Issuer’s ability to create liens; use assets as security in other transactions; sell certain assets or merge with or into other companies.

•    Events of Default: The Trust Indenture contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy and insolvency. An event of default under the Trust Indenture will allow the Indenture Trustee to execute on the security under the Trust Indenture and call the Guaranty. The foregoing description is qualified in its entirety by reference to the Note Subscription Agreement which is attached to this Current Report on Form 8-K as Exhibit 4.1 and the Trust Indenture which is attached to this Current Report on Form 8-K as Exhibit 4.2.

Special Notes

On November 4, 2004, the Issuer sold the Special Notes to private purchasers for US$8,756,250. Each $1,000 in principal amount of Special Notes is convertible into $1,000 in principal amount Series B Debentures and Special Note Warrants exercisable for 600 common shares of the Issuer at US$0.80 per share. The Issuer relied on Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), Regulation D and the “accredited investor” exemption under Section 4(6) of the Securities Act as the basis for exemptions from registering the sale of the Special Notes under the Securities Act. The foregoing description is qualified in its entirety by reference to the Form of Special Note which is attached to this Current Report on Form 8-K as Exhibit 4.3.

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Special Warrants.

On November 4, 2004, the Issuer sold Special Warrants (the “Special Warrants”) at a price of US$0.75 per Special Warrant to private purchasers for a total amount of US$1,745,000 pursuant to Subscription Agreements (the “Special Warrant Subscription Agreement”). Each Special Warrant is convertible into a unit (the “Units”) consisting of one common share of the Issuer and Unit Warrants (the “Unit Warrants”) exercisable for 0.6 common shares at US$0.80 per share. The Special Warrants are convertible at the election of the holder at any time prior to the earlier of (i) the fifth (5th) business day after receipt by the Issuer of a receipt from the Ontario Securities Commission in respect of a final prospectus qualifying the issuance of the common shares, Unit Warrants and common shares to be issued on conversion of the Special Warrants and Unit Warrants, or (2) November 4, 2005. If the holders of the Special Warrants have not converted all of their Special Warrants prior to the earlier event described above, the Special Warrants will automatically be converted into the Units by the Issuer. Under the terms of the Special Warrnt Subscription Agreement, the Issuer is required to make its best efforts to clear a short form prospectus covering the Units, the Unit Warrants and the underlying common shares to be issued on conversion with Canadian securities regulatory agencies within 45 days of the issuance date. In the event that the Issuer is unable to clear the short form prospectus with the Canadian securities regulatory agencies, the holders of Special Warrants will be entitled to receive, upon conversion of each Special Warrant, units consisting of 1.1 common shares and a Special Warrant exercisable for 0.66 common shares of the Issuer at US$0.80 per share. The Issuer relied on Regulation S promulgated under the Securities Act, Regulation D and the “accredited investor” exemption under Section 4(6) of the Securities Act, as the basis for exemptions from registering the sale of the Special Warrants under the Securities Act. The foregoing description is qualified in its entirety by reference to the Special Warrant Subscription Agreement which is attached to this Current Report on Form 8-K as Exhibit 4.4 and the Form of Special Warrant which is attached to this Current Report on Form 8-K as Exhibit 4.5.

Compensation Option.

As further described above, the Issuer provided Bancorp with a Compensation Option convertible without additional consideration into Compensation Warrants exercisable into 1,400,166 common shares of the Issuer at an exercise price of US$0.80 per share. The Issuer relied on Regulation S promulgated under the Securities Act as the basis for an exemption from registering the issuance of the Compensation Option under the Securities Act. The foregoing description is qualified in its entirety by reference to the Form of Compensation Option which is attached to this Current Report on Form 8-K as Exhibit 4.6.

Registration Rights Agreements.

Each of the holders of the Special Notes, Special Warrants and Compensation Option are parties to Registration Rights Agreements with the Issuer (the “Registration Rights Agreements”). Under the terms of the Registration Rights Agreements, the common shares of the Issuer underlying the Special Note Warrants, the Units, the Compensation Warrants and the common shares to be received upon conversion of the Series B Debentures (collectively the “Underlying Common Shares”) are required to be registered for resale on a registration statement to be filed with the U.S. Securities and Exchange Commission. If the registration statement registering the Underlying Common Shares is not filed and declared effective by the U.S. Securities and Exchange Commission by certain dates, the holders of the Special Notes, Special Warrants and Compensation Option may be entitled to receive additional securities from the Issuer convertible into additional shares of the Issuer’s common shares. The foregoing description of the Registration Rights Agreements are qualified in their entirety by reference to the each of the Registration Rights Agreements for the Special Notes, Special Warrants and Compensation Option, which are attached to this Current Report on Form 8-K as Exhibit 4.7, Exhibit 4,8 and Exhibit 4.9, respectively.

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The information set forth below in Items 2.03 and 3.02 is incorporated by reference herein.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In connection with the private placement of the Special Warrants and Special Notes, the Issuer employed US$3,206,511 of the proceeds from the private placement to repay, in full, its obligations under its US$3,000,000 of principal amount 25% secured debenture due January 19, 2005, issued on October 19, 2005 (the “Series A Debenture”). As a result of satisfying its obligations under the Series A Debenture, the Guaranty, dated October 19, 2004, given by Apollo Sub, in favor of Bancorp and the Security Agreement, dated October 19, 2004, between Apollo Sub and Bancorp were terminated and no further obligations are owed to Bancorp by the Issuer or Apollo Sub on account of the Series A Debenture.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 above and Item 3.02 below is hereby incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

The Information contained in Item 1.01 and Item 2.03 above is hereby incorporated by reference into this Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

     1.1. Agency Agreement between the Issuer and Regent Mercantile Bancorp, Inc., dated November 4, 2004.

     4.1 Form of Subscription Agreement for Special Notes.

     4.2 Trust Indenture by and among the Issuer, Apollo Gold, Inc. and The Canada Trust Company.

     4.3 Form of Special Note.

     4.4. Form of Subscription Agreement for Special Warrants.

     4.5 Form of Special Warrants.

     4.6. Form of Compensation Option.

     4.7. Form of Registration Rights Agreement for Special Notes (incorporated by reference to Schedule C to Exhibit 4.1).

     4.8. Form of Registration Rights Agreement for Special Warrants (incorporated by reference to Schedule C to Exhibit 4.4).

     4.9. Form of Registration Rights Agreement for the Compensation Option (incorporated by reference to Schedule H to Exhibit 1.1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GOLD CORPORATION

Date: November 9, 2004	By:	/s/ R. Llee Chapman
R. Llee Chapman
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document
1.1	Agency Agreement between the Issuer and Regent Mercantile Bancorp, Inc., dated November 4, 2004.
4.1	Form of Subscription Agreement for Special Notes.
4.2	Trust Indenture by and among the Issuer, Apollo Gold, Inc. and The Canada Trust Company.
4.3	Form of Special Note
4.4	Form of Subscription Agreement for Special Warrants
4.5	Form of Special Warrants
4.6	Form of Compensation Option

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